Victory Portfolios II

VictoryShares USAA Core Intermediate-Term Bond ETF (UITB)

Supplement dated January 23, 2023,

to the Summary Prospectus and Prospectus each dated November 1, 2022

Effective January 23, 2023, James F. Jackson, Jr., Senior Portfolio Manager and Head of Fixed Income Portfolio Management was named as co-Chief Investment Officer of USAA Investments, a Victory Capital Management Inc. Investment Franchise.

The following disclosure replaces the section titled "Management of the Fund – Portfolio Managers" of the Summary Prospectus and Prospectus.

Portfolio Managers
	Title	Tenure with the Fund
Kurt Daum, J.D.	Senior Portfolio Manager	Since 2017
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2017
Senior Portfolio Manager and co-Chief
John Spear, CFA	Investment Officer	Since 2017
Senior Portfolio Manager, Head of Fixed
Income Portfolio Management, and co-Chief
James F. Jackson, Jr., CFA	Investment Officer	Since 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019

The disclosure referencing James F. Jackson, Jr. under "Portfolio Management" on page 25 of the Prospectus is replaced with the following:

James F. Jackson, Jr., CFA, Victory Capital Senior Portfolio Manager, Head of Fixed Income Portfolio Management, and co-Chief Investment Officer–USAA Investments, a Victory Capital Investment Franchise, has co-managed the Fund since 2019. Mr. Jackson has 22 years of investment management experience including 10 years with AMCO, which was acquired by the Adviser's parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.